                                                                  EXHIBIT 10q-15

                       AMENDMENT TO THE BELLSOUTH PERSONAL
                         RETIREMENT ACCOUNT PENSION PLAN

         THIS AMENDMENT to the Bellsouth Personal Retirement Account Pension Plan (the "Plan") is made this 23rd day of December, 2003.

                              W I T N E S S E T H:

         WHEREAS, BellSouth Corporation (the "Company") sponsors the Plan, which was amended and restated effective January 1, 1998, and subsequently amended from time to time; and

         WHEREAS, pursuant to Section 15.01 of the Plan, the Employees' Benefit Committee (the "Committee") is authorized to adopt nonmaterial amendments to the Plan; and

         WHEREAS, L.M. Berry and Company ("Berry") adopted the Plan subject to certain modifications described in Schedule 2 of the Plan; and

         WHEREAS, the Committee approved a provision at its May 28, 2003 meeting to amend the Plan to provide the interest crediting rate of 4.96% for the L.M. Berry and Company participants for the 2003 Plan Year; and

         WHEREAS, the Committee approved another provision at its May 28, 2003 meeting to amend the Plan to allow for corrective payments with interest to be paid to former Berry participants and former BellSouth employees under the terms of the IRS Voluntary Compliance Resolution; and

         WHEREAS, the Committee approved another provision at its May 28, 2003 meeting to amend the Plan to provide additional benefits to 63 former Berry employees whose early retirement pension benefits were determined under an unintended floor in applicable early retirement reduction factors; and

         WHEREAS, the Committee agreed to provide no additional credits for the 2003 Plan Year; and

         WHEREAS, the Committee authorized appropriate officers of the Company to do such further acts and to execute such documents as may be necessary or advisable to effectuate the purposes of such approval;

         NOW, THEREFORE, pursuant to the authority delegated by the Committee, the undersigned officer approves the following amendments to the Plan:

                                       1.

         Effective as of January 1, 2003, Schedule 2 of the Plan regarding L.M. Berry and Company is hereby amended by adding the following sentence at the end of Paragraph 4(f):

         "As of the last day of Plan Year 2003, each Participant's account shall be credited with interest at the rate of 4.96%, under the terms of the Plan."

                                       2.

         Effective as of June 1, 2003, Section 13.09 of the Plan is hereby amended by adding the following paragraph:

         "Corrective payments made to participants during 2003 resulting from the IRS Voluntary Compliance Resolution (VCR), filed February 12, 2001 and approved by the IRS on February 3, 2003, shall include interest on such late payment as described in the VCR filing. In general, the applicable interest rate in each year is the greatest of plan rates, lump sum rates or 1-year Treasury bills.

         Any corrective payments made in future years due to the above described VCR filing, to participants who could not be located immediately in 2003, shall include interest as described in the VCR filing."

                                       3.

         Effective as of June 1, 2003, amend Schedule 2 of the Plan regarding L.M. Berry and Company by adding the following new paragraph as Section 5)(f):

         "(f) Additional Berry Benefit Granted in 2003. Certain Grandfathered Participants who originally received pension payments in years 1994 through 1998, and who were at least 55 years of age with ten or more years of service at time of retirement, are granted an additional monthly benefit, payable as a single life annuity beginning July 1, 2003. These new monthly benefits are granted to the following Grandfathered Participants:

                  Name                                      Date of      Additional
                                                             Birth      Life Annuity

                  Larry Amick                                               45.81
                  Carol B. Broderick                         5/1/42         15.64
                  Patricia Y. Eubanks                      11/19/41         41.52
                  Lynn Goldblatt (bene)                    12/10/41        192.08
                  Robert S. Bianco                          7/21/41        101.21
                  Mary G. Murphy                            9/20/40         21.71

                  Madison F. Stevens                        1/21/40        157.47
                  Lewis B. Metts                            9/12/39         49.24
                  Carolyn J. Mineer                         2/12/39         37.76
                  Carole M. Friend                          1/30/39         23.55
                  William E. Hammond                         6/6/38         79.99
                  Jimmy D. Rankin                           9/17/38         86.25
                  David Tremain                             12/2/38        160.26
                  Ronald L. Riehn                          10/11/38         55.80
                  Robert L. Husted                          3/27/38         32.12
                  Patricia L. Shope                         2/24/38         13.72
                  Faye H. Seifrit                           2/20/38         31.51
                  Elizabeth Pineault                                        12.86
                  H. Carl Knott                             7/14/37         25.66
                  Kenneth B. Hollinger                       3/4/41        142.51
                  Martha L. Hill                            8/23/39         22.43
                  Robert H. Crum                             7/1/38         71.62
                  Howard E. Bickmire                       11/28/37         53.09
                  Cecil G Mumpower                          5/11/35          2.87
                  Beverly Montgomery                       11/11/40         76.95
                  Robert D. Kralowetz                       1/25/41        253.14
                  David S. George                           10/8/40        105.87
                  Marian J. Gunter                         11/23/37         40.33
                  Harry Ward, Jr.                            9/1/36         52.80
                  Nancy Lantz                               5/18/36         25.04
                  Joe Garafola                              6/21/36         77.58
                  Marian H. McGuire                         2/16/35          8.13
                  Robert L. Crabtree                         1/8/35         11.47
                  Janie E. Fugate                            4/7/40         10.47
                  Gracie L. Leonard                          3/3/40          7.37
                  Mileeta Montgomery                       10/28/39          8.38
                  Dan M. Tedrick                           12/24/37          9.21
                  Harry Ward, Jr.                            9/1/36         10.19
                  Shirley D. Beal                          11/24/35          4.32
                  Carolyn L. Emerson                        9/28/35          2.77
                  Dean F. Long                               3/4/36         32.78
                  J. Severne Reed                           6/15/35          4.25
                  Helen Walters                              7/1/35          4.10
                  Roger H. Kennedy                          7/14/39        134.61
                  Hazel M. Leonard                          5/22/38         36.46
                  Liane R. Zona                            12/18/38         39.09
                  Frances W. Cline                           4/4/38         49.06
                  James Payne                                4/9/37        136.75
                  Herbert Puls (bene)                      11/25/37         47.45
                  Russell R. Chase                          1/25/36         99.17
                  Margaret A. Tolbert                       1/21/36         54.57
                  Howard R. Hommel                         12/20/35        127.33
                  Betty J. Bond                             6/15/34          8.22
                  Herbert E. Young                          5/22/34        -13.44
                  Bobby G. Brown                            8/30/34         36.84
                  Ronald L. Wagner                           5/1/34         34.19
                  Alece Pemberton                           2/21/34          6.16

                  Geraldine Boyette                          11/27/33          6.83
                                                                           --------
                  Arthur White (bene)                          1/4/39         20.01
                                                                           --------
                  James P. Cross                              12/3/34         29.63
                  John Candelora                             12/28/33         33.54
                  Rachel Randazzo                             4/14/33         10.15
                  Theodora Heard                              6/28/33         13.62
                  Russ Wilfer                                 6/13/32         43.12
                  Marguerite Clement                          9/26/32          9.00

                                       4.

         Any other provisions of the Plan not amended herein shall remain in full force and effect.

         IN WITNESS WHEREOF, this Amendment has been executed by the duly authorized officer of the Company as of the date first above written.


                                     By:  /s/ Richard D. Sibbernsen
                                        ---------------------------------------
                                          Richard D. Sibbernsen
                                          Vice President - Human Resources